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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) September 25, 1998

               BA Mortgage Securities, Inc. (as depositor under a
  Pooling and Servicing Agreement dated as of September 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-5)
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             (Exact name of registrant as specified in its charter)


              Delaware                  333-53933              94-324470
    ----------------------------       ------------       -------------------
    (State or Other Jurisdiction       (Commission)        (I.R.S. Employer
          of Incorporation)            File Number)       Identification No.)

   345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
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            (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (415) 622-3676


               -------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

               (See attached Exhibit Index.)





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BA MORTGAGE SECURITIES, INC.


                                        By: /s/ JOHN ISBRANDTSEN
                                            -------------------------
                                            Name:  John Isbrandtsen
                                            Title: Vice President

Dated: September 25, 1998




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                                 EXHIBIT INDEX


                                                                 Sequentially
Exhibit                                                            Numbered
Numbers   Description of Exhibit                                     Pages
-------   ----------------------                                 ------------
 8.1      Opinion of Orrick, Herrington & Sutcliffe LLP, dated
          September 25, 1998, regarding certain tax matters

23.1      Consent of Orrick, Herrington & Sutcliffe LLP
          (contained in Exhibit 8.1)







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